SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 11, 2011

KEYUAN PETROCHEMICALS, INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-124837	45-0538522
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Qingshi Industrial Park
Ningbo Economic & Technological Development Zone
Ningbo, Zhejiang Province
P.R. China 315803
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(86) 574-8623-2955
 (ISSUER TELEPHONE NUMBER)

–––––––––––––––– Copies to: Hunter Taubman Weiss LLP 17 State Street, Floor 20 New York, NY 10004 Tel: 212-732-7184
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Regulation FD Disclosure.

On July 11, 2011, Keyuan Petrochemicals, Inc. (the “Company”) issued a press release announcing the result of preliminary report by the Investigation Team (defined below) of its Audit Committee regarding verification of certain sales and related revenues, which are certain  material issues raised by its former auditor KPMG  in connection with the audit of the Company’s 2010 financial statements.

Based on the issues raised by KPMG, on March 31, 2011, our Audit Committee elected to commence an independent investigation of the issues raised and engaged the services of independent counsel, Pillsbury Winthrop Shaw Pittman LLP (“Pillsbury”), which in turn engaged the services of Deloitte & Touche LLP (“Deloitte”), as independent forensic accountants, and King & Wood, as Audit Committee counsel in the People’s Republic of China (Pillsbury, Deloitte and King & Wood are collectively referred herein as “Investigation Team”).

On July 11, 2011, the Company received a preliminary report of the Audit Committee’s Investigation Team with respect to the Company’s unaudited sales to certain customers in fiscal year 2010. Stated in the report, the Investigation Team “reviewed selected documents at the Company’s Beilun offices, consulted with an industry expert, visited a sample of customer locations throughout China, interviewed representatives of the customers and interviewed senior officers and personnel of the Company” and concluded, that:

1)
“…nothing has come to our attention to indicate that the Company has inappropriately accounted for the specific customer transactions we were able to test, other than the documentation issues notes  above”1;

2)	“the Company-arranged interviews with selected customers supported that the customers transacted business with the Company in 2010”;

3)	“in the documents that we have reviewed, we have found no documents reflecting any intent by the Company to misstate revenues;”

4)
“plant visit and document review by an expert in the petrochemical industry supports the finding that the plan is operating and producing petrochemicals at a quantity consistent with the revenues stated by the Company”; and

5)	“interviews with management and selected Company personnel were consistent with the above findings.”

On July 11, 2011, the Company published a press release concerning the above.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits

       99.1    Press Release issued by the Company on July 11, 2011.

1 According to the preliminary report, the Investigation Team did a selected sample of 16 of the largest customers for testing based on the unaudited revenue in fiscal 2010 out of a total of 217 customers.  All confirmations were received, with the exception of 3 entities which ceased operations and 1 entity which is currently in dispute with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keyuan Petrochemicals, Inc.

By:	/s/Chunfeng Tao
Name:	Chunfeng Tao
Title: Dated:	Chief Executive Officer July 11, 2011